                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)    August 30, 1996
                                                        ---------------

                       Physicians Resource Group, Inc.
           -------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Delaware                1-13778            76-0456864
      -----------------         ------------     --------------------
 (State or other jurisdiction    (Commission        (IRS Employer
      of incorporation)         File Number)     Identification No.)


       Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


 Registrant's telephone number, including area code       (214) 982-8200
                                                        ------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Physicians Resource Group, Inc., a Delaware corporation (the "Company") and various wholly-owned subsidiaries of the Company (each an "Acquisition Sub"), entered into acquisition agreements (the "Acquisition Agreements") with the following ophthalmological practices (the "Practices") and physicians (the "Physicians"):

         (i) (a) Cincinnati Eye Institute, Inc., John S. Cohen, M.D., James D. Faulkner, M.D., William J. Faulker, M.D., Robert C. Kersten, M.D., Richard S. Kerstine, M.D., Robert H. Osher, M.D., Robert W. Nash, M.D., Michael R. Petersen, M.D., Gary A. Varley, M.D., Linda J. Greff, M.D., Robert J. Cionni, M.D., Kevin T. Corcoran, O.D., Corwin M. Smith, M.D. and (b) CEI Realty Associates, Ltd., (the "Cincinnati Eye Acquisition");

         (ii) Houston Eye Associates, P.A., Malcom L. Mazow, M.D., Robert H. Stewart, M.D., Robert B. Wilkins, M.D., Jeffrey D. Lanier, M.D., Michael A. Bloome, M.D., Paul C. Salmonsen, M.D., Richard L. Kimbrough, M.D., Jack T. Holladay, M.D., Jeffrey B. Arnoult, M.D., William H. Quayle, M.D., John D. Goosey, M.D., John M. Lim, M.D., Kathryn H. Musgrove, M.D., Marsha F. Soechting, M.D., Marc N. Longo, M.D., (the "Houston Eye Acquisition");

         (iii) Gregory L. Henderson, M.D., P.A., Gregory L. Henderson, M.D., (the "Henderson Acquisition"); and

         (iv) (a) William Reynolds, M.D., P.A., William Reynolds, M.D., (b) Tampa Eye Clinic, P.A., J. Burns Creighton, M.D., Ronald Seeley, M.D., Lewis Lauring, M.D., William Reynolds, M.D., David Leach, M.D., P.A., Timothy Lorenzen, M.D., P.A.; (c) Timothy Lorenzen, M.D., P.A., Timothy Lorenzen, M.D.; (d) Ronald Seeley, M.D., P.A., Ronald Seeley, M.D.; (e) J. Burns Creighton, M.D., P.A., J. Burns Creighton, M.D.;
         (f) David Leach, M.D., P.A., David Leach, M.D.; and (g) Lewis Lauring, M.D., P.A., Lewis Lauring, M.D., (the "Tampa Acquisition").


         Pursuant to the Acquisition Agreements, the respective Acquisition Subs would acquire (the "Acquisitions"), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practices.

         The Acquisitions were consummated on August 30, 1996.

         As a result of the Acquisitions, the Company became the indirect holder (through the respective Acquisition Subs) of, with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Practices. The respective Acquisition Subs intend to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of the management services agreements entered into at the time of the Acquisitions.

         To the best knowledge of the Company, at the time of the Acquisitions there was no material relationship between (i) the Practices and the Physicians, on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

         The aggregate consideration paid by the Company as a result of the Acquisitions was approximately 3,360,000 shares of the common stock, par value $.01 per share, of the Company ("Common Stock") and approximately $210,000 cash, of which (i) approximately 1,540,000 shares of Common Stock were issued in connection with the Cincinnati Eye Acquisition, (ii) approximately 840,000 shares of Common Stock were issued, and approximately $210,000 was paid, in connection with the Houston Eye Acquisition, (iii) approximately 510,000 shares were issued in connection with the Henderson Acquisition, and (iv) approximately 470,000 shares were issued in connection with the Tampa Acquisition. The various acquisition considerations for such acquisitions were determined by arms-length negotiations between the parties to the applicable acquisition agreements.

         The primary source of funds used in the Acquisitions was cash from the Company's working capital.

ITEM 5.  OTHER EVENTS.

         The Company and various wholly-owned subsidiaries of the Company (each an "Additional Acquisition Sub"), entered into acquisition agreements (the "Additional Acquisition Agreements") with the following ophthalmological practices (the "Additional Practices") and physicians (the "Additional Physicians"):

         (i) Eye Consultants of Cincinnati, Inc., Donald S. Jacobs, M.D.; (ii) Middletown Ophthalmology, Inc., Tom F. Straus, M.D.; (iii) Stuart J. Kaufman, M.D., P.A., Stuart J. Kaufman, M.D.; (iv) Frederick Hauber, M.D., P.A., Frederick Hauber, M.D.; (v) Adolph A. Schonder, M.D., Ltd., Adolph A. Schonder, M.D., and (vi) The Eye Institute of West Florida, P.A., Stephen M. Weinstock, M.D., Jeffrey S. Schwartz, M.D., Leonard S. Kirsch, M.D.

         Pursuant to the Additional Acquisition Agreements, the respective Additional Acquisition Subs would acquire (the "Additional Acquisitions"), with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Additional Practices.

         The Additional Acquisitions were consummated on August 30, 1996.

         As a result of the Additional Acquisitions, the Company became the indirect holder (through the respective Additional Acquisition Subs) of, with certain limited exceptions, all of the assets and properties, real and personal, tangible and intangible, and certain liabilities of the Additional Practices. The respective Additional Acquisition Subs intend to provide the use of such assets to the respective ophthalmological practices from which they were acquired pursuant to the terms of the management services agreements entered into at the time of the Additional Acquisitions.

         To the best knowledge of the Company, at the time of the Additional Acquisitions there was no material relationship between (i) the Additional Practices and the Additional Physicians, on the one hand, and (ii) the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer on the other.

         The aggregate consideration paid by the Company as a result of the Additional Acquisitions was approximately 820,000 shares of Common Stock. The various acquisition considerations for such acquisitions were determined by arms- length negotiations between the parties to the applicable acquisition agreements.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) It is impractical for the registrant to file the otherwise required historical financial statements of the businesses acquired in the Acquisitions at this time. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (b) It is impractical for the registrant to file the otherwise required pro forma financial statements relating to the businesses acquired in the Acquisitions at this time. Such financial statements will be filed under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date by which this report on Form 8-K was required to be filed.

         (c)     Exhibits.

Exhibit No.                                        Description
- -----------                                        -----------
         2.1     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG Ohio III, Inc., Physicians
                          Resource Group, Inc., Cincinnati Eye Institute, Inc., John S. Cohen, M.D., James D. Faulkner,
                          M.D., William J. Faulker, M.D., Robert C. Kersten, M.D., Richard S. Kerstine, M.D., Robert H.
                          Osher, M.D., Robert W. Nash, M.D., Michael R. Petersen, M.D., Gary A. Varley, M.D., Linda J.
                          Greff, M.D., Robert J. Cionni, M.D., Kevin T. Corcoran, O.D. and Corwin M. Smith, M.D. (1)

         2.2     -        Agreement and Plan of Reorganization, dated August 13, 1996, between PRG HEA Acq. Corp.,
                          Physicians Resource Group, Inc., Houston Eye Associates, P.A., Malcom L. Mazow, M.D., Robert H.
                          Stewart, M.D., Robert B. Wilkins, M.D., Jeffrey D. Lanier, M.D., Michael A. Bloome, M.D., Paul
                          C. Salmonsen, M.D., Richard L. Kimbrough, M.D., Jack T. Holladay, M.D., Jeffrey B. Arnoult,
                          M.D., William H. Quayle, M.D., John D. Goosey, M.D., John M. Lim, M.D., Kathryn H. Musgrove,
                          M.D., Marsha F. Soechting, M.D. and Marc N. Longo, M.D. (1)

         2.3     -        Asset Purchase Agreement, dated August 13, 1996, between PRG Ohio III, Inc., Physicians
                          Resource Group, Inc. and CEI Realty Associates, Ltd. (1)

         2.4     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG IV Acq. Corp., Physicians
                          Resource Group, Inc., Gregory L. Henderson, M.D., P.A. and Gregory L. Henderson, M.D. (1)

         2.5     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG IX Acq. Corp., Physicians
                          Resource Group, Inc., William Reynolds, M.D., P.A. and William Reynolds, M.D. (1)

         2.6     -        Agreement and Plan of Merger, dated August 12, 1996, between PRG II Acq. Corp., Physicians
                          Resource Group, Inc., Tampa Eye Clinic, P.A., J. Burns Creighton, M.D., Ronald Seeley, M.D.,
                          Lewis Lauring, M.D., William Reynolds, M.D., David Leach, M.D., P.A. and Timothy Lorenzen,
                          M.D., P.A. (1)

         2.7     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG XI Acq. Corp., Physicians
                          Resource Group, Inc., Timothy Lorenzen, M.D., P.A. and Timothy Lorenzen, M.D. (1)

         2.8     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG VII Acq. Corp., Physicians
                          Resource Group, Inc., Ronald Seeley, M.D., P.A. and Ronald Seeley, M.D. (1)

         2.9     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG VI Acq. Corp., Physicians
                          Resource Group, Inc., J. Burns Creighton, M.D., P.A. and J. Burns Creighton, M.D. (1)


         2.10    -        Agreement and Plan of Merger, dated August 13, 1996, between PRG X Acq. Corp., Physicians
                          Resource Group, Inc., David Leach, M.D., P.A. and David Leach, M.D. (1)

         2.11    -        Agreement and Plan of Merger, dated August 13, 1996, between PRG VIII Acq. Corp., Physicians
                          Resource Group, Inc., Lewis Lauring, M.D., P.A. and Lewis Lauring, M.D. (1)

         2.12    -        Asset Purchase Agreement, dated August 13, 1996, between PRG Ohio, L.P., CEI Realty Associates, Ltd., and
                          Physicians Resource Group, Inc. (1)

         4.1     -        Restated Certificate of Incorporation of Physicians Resource Group, Inc.(2)

         4.2     -        Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred Stock of
                          Physicians Resource Group, Inc.(2)

         4.3     -        Third Amended and Restated Bylaws of Physicians Resource Group, Inc.(3)

         4.4     -        Form of Warrant Certificate(2)

         4.5     -        Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. and
                          Chemical Mellon Shareholder Services(4)

         4.6     -        Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc.(2)

         23.1    -        Consent of Arthur Andersen LLP *

___________________

         (1)     -        Filed herewith.  Schedules and similar attachments to
                          this exhibit have not been filed herewith, but the nature of their contents is described in the body of this exhibit. The Company agrees to furnish a copy of any such omitted schedules and attachments to the Commission upon request.

         (2)     -        Previously filed as an exhibit to the Company's
                          Registration Statement on Form S-1 (No. 33- 91440) and incorporated herein by reference.

         (3)     -        Previously filed as an exhibit to the Company's
                          Annual Report on Form 10-K for the year ended
                          December 31, 1995, and incorporated herein by reference.

         (4)     -        Previously filed as an exhibit to the Company's
                          Registration Statement on Form S-1 (No. 333- 3852) and incorporated herein by reference.

          *      -        To be filed by amendment.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PHYSICIANS RESOURCE GROUP, INC.



Date:  September 6, 1996                      By: /s/ Richard J. D'Amico
                                                  ----------------------------
                                                      Richard J. D'Amico
                                                      Senior Vice President and
                                                      General Counsel

                                 EXHIBIT INDEX



Exhibit No.                                        Description
- -----------                                        -----------
         2.1     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG Ohio III, Inc., Physicians
                          Resource Group, Inc., Cincinnati Eye Institute, Inc., John S. Cohen, M.D., James D. Faulkner,
                          M.D., William J. Faulker, M.D., Robert C. Kersten, M.D., Richard S. Kerstine, M.D., Robert H.
                          Osher, M.D., Robert W. Nash, M.D., Michael R. Petersen, M.D., Gary A. Varley, M.D., Linda J.
                          Greff, M.D., Robert J. Cionni, M.D., Kevin T. Corcoran, O.D. and Corwin M. Smith, M.D. (1)

         2.2     -        Agreement and Plan of Reorganization, dated August 13, 1996, between PRG HEA Acq. Corp.,
                          Physicians Resource Group, Inc., Houston Eye Associates, P.A., Malcom L. Mazow, M.D., Robert H.
                          Stewart, M.D., Robert B. Wilkins, M.D., Jeffrey D. Lanier, M.D., Michael A. Bloome, M.D., Paul
                          C. Salmonsen, M.D., Richard L. Kimbrough, M.D., Jack T. Holladay, M.D., Jeffrey B. Arnoult,
                          M.D., William H. Quayle, M.D., John D. Goosey, M.D., John M. Lim, M.D., Kathryn H. Musgrove,
                          M.D., Marsha F. Soechting, M.D. and Marc N. Longo, M.D. (1)

         2.3     -        Asset Purchase Agreement, dated August 13, 1996, between PRG Ohio III, Inc., Physicians
                          Resource Group, Inc. and CEI Realty Associates, Ltd. (1)

         2.4     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG IV Acq. Corp., Physicians
                          Resource Group, Inc., Gregory L. Henderson, M.D., P.A. and Gregory L. Henderson, M.D. (1)

         2.5     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG IX Acq. Corp., Physicians
                          Resource Group, Inc., William Reynolds, M.D., P.A. and William Reynolds, M.D. (1)

         2.6     -        Agreement and Plan of Merger, dated August 12, 1996, between PRG II Acq. Corp., Physicians
                          Resource Group, Inc., Tampa Eye Clinic, P.A., J. Burns Creighton, M.D., Ronald Seeley, M.D.,
                          Lewis Lauring, M.D., William Reynolds, M.D., David Leach, M.D., P.A. and Timothy Lorenzen,
                          M.D., P.A. (1)

         2.7     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG XI Acq. Corp., Physicians
                          Resource Group, Inc., Timothy Lorenzen, M.D., P.A. and Timothy Lorenzen, M.D. (1)

         2.8     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG VII Acq. Corp., Physicians
                          Resource Group, Inc., Ronald Seeley, M.D., P.A. and Ronald Seeley, M.D. (1)

         2.9     -        Agreement and Plan of Merger, dated August 13, 1996, between PRG VI Acq. Corp., Physicians
                          Resource Group, Inc., J. Burns Creighton, M.D., P.A. and J. Burns Creighton, M.D. (1)


         2.10    -        Agreement and Plan of Merger, dated August 13, 1996, between PRG X Acq. Corp., Physicians
                          Resource Group, Inc., David Leach, M.D., P.A. and David Leach, M.D. (1)

         2.11    -        Agreement and Plan of Merger, dated August 13, 1996, between PRG VIII Acq. Corp., Physicians
                          Resource Group, Inc., Lewis Lauring, M.D., P.A. and Lewis Lauring, M.D. (1)

         2.12    -        Asset Purchase Agreement, dated August 13, 1996, between PRG Ohio, L.P., CEI Realty Associates, Ltd., and
                          Physicians Resource Group, Inc. (1)

         4.1     -        Restated Certificate of Incorporation of Physicians Resource Group, Inc.(2)

         4.2     -        Certificate of Designations, Preferences, Rights and Limitations of Class A Preferred Stock of
                          Physicians Resource Group, Inc.(2)

         4.3     -        Third Amended and Restated Bylaws of Physicians Resource Group, Inc.(3)

         4.4     -        Form of Warrant Certificate(2)

         4.5     -        Rights Agreement dated as of April 19, 1996 between Physicians Resource Group, Inc. and
                          Chemical Mellon Shareholder Services(4)

         4.6     -        Form of certificate evidencing ownership of Common Stock of Physicians Resource Group, Inc.(2)

         23.1    -        Consent of Arthur Andersen LLP *

___________________

         (1)     -        Filed herewith.  Schedules and similar attachments to
                          this exhibit have not been filed herewith, but the nature of their contents is described in the body of this exhibit. The Company agrees to furnish a copy of any such omitted schedules and attachments to the Commission upon request.

         (2)     -        Previously filed as an exhibit to the Company's
                          Registration Statement on Form S-1 (No. 33- 91440) and incorporated herein by reference.

         (3)     -        Previously filed as an exhibit to the Company's
                          Annual Report on Form 10-K for the year ended
                          December 31, 1995, and incorporated herein by reference.

         (4)     -        Previously filed as an exhibit to the Company's
                          Registration Statement on Form S-1 (No. 333- 3852) and incorporated herein by reference.

          *      -        To be filed by amendment.